IMPORTANT NOTICE
PLEASE READ IMMEDIATELY



                 AQUILA TAX-FREE TRUST OF OREGON
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on April 20, 1998

TO SHAREHOLDERS OF THE TRUST:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Aquila Tax-Free Trust of Oregon
(the "Trust"), the only series of The Cascades Trust, will be held

Place:    (a)  at the Oregon Convention Center
               777 N.E. Martin Luther King Jr. Boulevard
               Portland, Oregon 97212

Time:     (b)  on April 20, 1998, at 2:00 p.m. local time

Purposes: (c)  for the following purposes:

               (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1998 (Proposal No. 1);

Please Note:
If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii)  to act upon any other matters which may
                properly come before the Meeting at the scheduled
               time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:  (d)   To vote at the Meeting, you must have been a
               shareholder on the Trust's records at the close of business on January 30, 1998 (the "record date").
               Also, the number of shares of each of the Trust's three classes of shares that you held at that time and the respective net asset values of each class of shares at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees


                         EDWARD M. W. HINES
                         Secretary


March 10, 1998



                              (ii)




                             AQUILA
                    TAX-FREE TRUST OF OREGON

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION


     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Aquila Tax-Free Trust of Oregon (the "Trust"), which is the only series of the Cascades Trust. The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about March 10, 1998.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-6734 toll-free or 212-697-6666.

     The Trust's organizer, investment adviser and administrator (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's investment sub-adviser is U.S. Bank National Association, 601 Second Avenue, Minneapolis, MN 55402.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or, you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee, by striking a line through the nominee's name on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on that proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of these shares. The Trust will pay these firms for their out-of-pocket expenses for doing so.

     The Trust has three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date the net asset value per share of each of the three classes of the Trust's shares was $10.81.

     On the record date, the total number of shares of the Trust of all classes outstanding and entitled to vote was 30,400,200. of which 95,449 were Class C Shares, 758,177 were Class Y Shares and the balance were Class A Shares. The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

     Of the shares of the Trust outstanding on the record date, BHC Securities, Inc, 2005 Market Street, Philadelphia, PA held of record 2,679,762 Class A Shares (9.1% of the class), Merrill Lynch Pierce Fenner & Smith P.O. Box 30561, New Brunswick, NJ held of record 2,152,321 Class A Shares (7.3% of the class) and 50,221 Class C Shares (52.6% of the class); PaineWebber P.O. Box 4493, Salem, OR held of record 4,841 Class C Shares (5.1% of the class); PaineWebber 2105 NW 133rd Place Portland OR held of record 18,544 Class C Shares (19.4% of the class; and U.S. National Bank of Oregon directly and through a nominee held of record 720,069 Class Y Shares (95% of the class). On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients. The Trust's management is not aware of any other person beneficially owning more than 5% of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

      At the Meeting, eight Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

      Each of the nominees is presently a Trustee and was reelected by the shareholders at the last annual meeting on April 21, 1997, except that Mr. Frohnmayer was elected by the Trustees in December, 1997 to fill a vacancy. Mr. Herrmann and Mr. Coloney have been Trustees since the beginning of the Trust's operations in June 1986. Mr. Gardner has been a Trustee since 1986, Mr. Alden and Mr. Ross have been Trustees since 1988. Mr. Lung has been a Trustee since 1992 and Ms. Herrmann has been a Trustee since 1994.

     On January 30, 1998, as a group, the Trustees and officers owned less than 1% of the outstanding shares of the Trust. In the information below, the Trust's Manager, Aquila Management Corporation, is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." The beneficial ownership of shares indicated below, all of which are Class A Shares, includes voting and investment control unless otherwise indicated. Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a Director, officer and shareholder of the Manager and Distributor. Ms. Herrmann is an interested person as a member of his immediate family. Mr. Lung is an interested person as a security holder of the Sub-Adviser's parent. Interested persons are so designated by an asterisk.

     Described in the following material are the name, positions with the Trust, age as of January 30, 1998 and business experience during at least the past five years (other than with the Trust) of each nominee and all officers of the Trust.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, Age: 68, Shares owned: 187 (1)

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Manager or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund of Colorado since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

(1) In addition the Manager owns of record 12 Class Y Shares

Vernon R. Alden, Trustee, age: 74, Shares owned: 1057

Director of Digital Equipment Corporation, a computer manufacturing corporation, since 1959, Intermet Corporation, an independent foundry, since 1986, and Sonesta International Hotels Corporation since 1978; Former Director of Colgate Palmolive, McGraw Hill and the Mead Corporation; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994, of Narragansett Insured Tax-Free Income Fund since 1992, and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School - University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee of the Boston Symphony Orchestra since 1975; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand; Received Decorations from the Emperor of Japan (1986) and the King of Thailand (1996 and 1997).

Warren C. Coloney, Trustee,  Age: 68, Shares owned: 1005 (2)

Consultant to management and governing boards on issues of corporate governance, strategy, organization, marketing and human resource management; Advisory Director of the Washington, D.C. office of Management Practice, Inc. since 1992; Chairman of The Global Business Association, Bethesda, MD since 1996; Director of Bradley Energy International, Inc., Alexandria, VA since 1997; Trustee of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Managing Director-Europe of Towers, Perrin, Forster & Crosby, Inc., London, England, 1974-1984; President of Coloney, Cannon, Main & Pursell, Inc., New York, NY and London, England, 1968-1974; Senior Engagement Manager, McKinsey & Company, Inc., New York, NY and London, England, 1959-1967; Sales Engineer, American Oil Company, Tampa, FL, 1955-1956; Managing Engineer, J.E. Greiner, Co., Tampa, FL 1956-1957; Lt(jg) Civil Engineer Corps, U.S.N.R., 1952-1955; MBA, The Darden School, University of Virginia, 1959; Bachelor of Civil Engineering, University of Florida, 1951; Life Member of the American Society of Civil Engineers; Founding Member of the Institute of Management Consultants.

(2) Held in a revocable trust with his wife

Dave Frohnmayer, Trustee, Age: 57, Shares owned:

President, University of Oregon since 1994; Dean of the University of Oregon Law School, 1992-1994; Attorney General of the State of Oregon, 1981-1991; Trustee of Aquila Cascadia Equity Fund since 1997. Director of the Qualivest Funds until 1997; Director, South Umpqua Bank, Roseburg, OR since 1996; Director of charitable organizations in the field of health care.

James A. Gardner, Trustee, Age: 54, Shares owned: 375

President of Gardner Associates, an investment and real estate firm, since 1970; President Emeritus of Lewis and Clark College and Law School since 1989 and President, 1981-1989; Program Officer and County Representative of the Ford Foundation, 1969-1981; Lecturer and Assistant Director of Admissions of Harvard College, 1968-1969; Member of the Oregon Young Presidents Organization since 1983; Member of the Council on Foreign Relations since 1988; Founding Member of the Pacific Council since 1995; Trustee of Cascades Cash Fund, 1989-1994; Trustee of Aquila Cascadia Equity Fund, since 1996; Director of the Oregon High Desert Museum since 1989; active in civic, business, educational and church organizations in Oregon.

Diana P. Herrmann*, Trustee, Age: 39, Shares owned: 1096

Trustee of Tax-Free Trust of Arizona and of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Manager since 1997; Senior Vice President and Secretary, formerly Vice President of the Manager since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Raymond H. Lung*, Trustee, Age: 71, Shares owned: 44,436 (3)

Retired; Trustee of Qualivest Group of Funds since 1994; Executive Vice President and Executive Trust Officer of U.S. National Bank of Oregon, 1989-1991; Senior Vice President and Executive Trust Officer, 1980-1989; various other management positions, 1954-1980; Member of Executive Committee, Trust Division, American Bankers Association, 1986-1988; Director of Pacific Securities Depository Trust Company and Pacific Clearing Corporation (subsidiaries of the Pacific Stock Exchange), 1980-1987; Director of Collins Pine Company and Ostrander Companies (lumber and oil), 1980-1990; Trustee of Cascades Cash Fund, 1992-1994 and of Aquila Cascadia Equity Fund since 1996.

(3) Held jointly with his wife


Richard C. Ross, Trustee, Age: 76, Shares owned: 4,766 (3)

President of Richard Ross Communications, a consulting firm, since 1986; Senior communications consultant to Pihas, Schmidt, Westerdahl, advertising and public relations, 1986-1988; Executive News Director of KATU Television, 1975-1986; News Director of KGW-TV, 1956-1975; Trustee of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Director of the Portland Rose Festival since 1972; Director of the Greater Portland Convention & Visitors Association, 1982-1985; Director of the Portland Chamber of Commerce, 1971-1980; President of the Oregon chapter of the National Multiple Sclerosis Society, 1984-1986; Director of the Meridian Park Hospital Foundation, 1984-1987; Chairman of the Broadcasters Group of the Bar-Press-Broadcasters professional relations committee, 1964-1984; Former President of the Rotary Club of East Portland and currently a Director of Goodwill Industries, Metropolitan Youth Symphony and the Lake Oswego Community Theatre.

   (3) Held jointly with his wife

Sue McCarthy-Jones, Senior Vice President, Age: 52

Senior Vice President of Aquila Cascadia Equity Fund, Aquila Rocky Mountain Equity Fund since 1997; Investment Executive, US Bancorp Securities, 1996-1997; Training and sales supervision, Marketing One, Inc., 1991-1996; Account Executive, Security Pacific Bank, 1990-1991; various investment related positions, 1980-1990.

Nancy L. Kayani, Vice President, Age: 40

Vice President of Cascades Cash Fund, 1992-1994 and of Aquila Cascadia Equity Fund since 1996; Customer Service Representative of U.S. National Bank of Oregon, 1990-1991; Securities Trader of Bidwell & Co., 1988-1989; Securities Trader and Mutual Fund Regional Representative of Fidelity Investments Southwest, 1985-1987; Stockbroker of Dean Witter Reynolds, 1983-1984; Mutual Regional Representative of Columbia Management Company, 1980-1983;

William C. Wallace, Vice President, Age: 62

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta,Chief Financial Officer, Age: 73

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Manager since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, Age: 62

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, Age: 58

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, Age 58

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Manager since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer,
Age: 31

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the Manager and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Trust does not pay fees to Trustees affiliated with the Manager or Sub-Adviser or to any of the Trust's officers. During the fiscal year ended September 30, 1997, the Trust paid $79,387 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation each received during the Trust's fiscal year from all funds in the Aquilasm Group of Funds and the number of such funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee

Name           Trust               Group               serves

Vernon R.
Alden          $11,077             $52,789             7

Warren C.
Coloney        $11,318             $12,418             2

James A.
Gardner        $9,400              $10,508             2

Raymond H.
Lung           $9,900              $11,008             2

Richard C.
Ross           $9,844              $11,292             2



Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees which firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held seven meetings. Each Trustee was present at least 75% of the total number of Board and (if such Trustee was a member of that Committee) Audit Committee meetings.

      The Trust's Manager is founder and investment adviser and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and an equity fund. As of December 31, 1997, these funds had aggregate assets of approximately $2.8 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Manager which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). For the fiscal year of the Trust ended September 30, 1997, fees of $617,654 were paid or accrued to the Manager under an administration agreement then in effect. For the fiscal year ended September 31, 1997, fees of $617,654 were paid or accrued to the Trust's former adviser and to the Sub-Adviser under the former advisory agreement in effect until August 1, 1997 and an interim advisory agreement in effect until October 31, 1997, respectively.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. During the fiscal year ended September 30, 1997, $459,662 was paid to Qualified Recipients with respect to Class A Shares, of which $12,019 was retained by the Distributor and $4,910 was paid to Qualified Recipients with respect to Class C Shares. All of such payments were for compensation. During the fiscal year, the Distributor received $5,622 with respect to Class C Shares under the Distribution Plan and the Shareholder Services Plan, all of which was for compensation.

                  RATIFICATION OR REJECTION OF
                SELECTION OF INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG Peat Marwick LLP has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending
September 30, 1998; such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Trust, the Trust's Adviser or the Trust's Administrator. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.


                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                             AQUILA
                    TAX-FREE TRUST OF OREGON

          PROXY FOR SHAREHOLDERS MEETING APRIL 20, 1998

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE TRUST OF OREGON (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of The Cascades Trust, of which the Trust is the only series, to be held on April 20, 1998, at the Oregon Convention Center, 777 N.E. Martin Luther King Jr. Boulevard, Portland, Oregon 97212 at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the other side of this card.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW.  THE SHARES REPRESENTED
HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below.

          Election of Trustees---.
                __
               [__]       FOR all nominees listed below
                __
               [__]       VOTE WITHHELD for all nominees listed
                             below

(Instructions: To withhold authority to vote for any one or more of the nominees, strike a line through the name of that nominee or the names of such nominees in the list below.)

    LACY B. HERRMANN, VERNON R. ALDEN, WARREN C. COLONEY,
DAVE FROHNMAYER, JAMES A. GARDNER, DIANA P. HERRMANN,
RAYMOND H. LUNG, RICHARD C. ROSS

       Action on selection of KPMG Peat
       Marwick LLP as independent auditors
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]



          Dated:  ____________  ______, 1998
                     Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.